MERRILL LYNCH U.S. GOVERNMENT FUND

                         Supplement dated May 24, 2006
  to the Prospectus dated December 21, 2005, as supplemented on December 28,
                          2005 and February 17, 2006


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. announced that they had reached an agreement on a transaction (the "Transaction") to contribute Merrill Lynch's investment management business, operated by Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P.) to BlackRock to form a new asset management company. The Board of Trustees of Merrill Lynch U.S. Government Fund (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by BlackRock Government Income Portfolio ("BR Government Income"), a portfolio of BlackRock Funds(SM), of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of beneficial interest of BR Government Income (the "Reorganization"). The Reorganization is part of an effort to consolidate certain comparable funds to eliminate redundancies and achieve certain operating efficiencies. After the completion of the Reorganization, the Fund will be dissolved as a business trust under Massachusetts law and deregistered as an investment company under the Investment Company Act of 1940, as amended. It is a condition precedent to the Reorganization that the Transaction shall have been consummated.

The investment objectives of the Fund and BR Government Income are similar but not identical. BR Government Income seeks to maximize total return, consistent with income generation and prudent investment management. The Fund seeks high current return through investments in U.S. Government securities and U.S. Government Agency securities, including Government National Mortgage Association mortgage backed certificates and other mortgage backed government securities.

The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of BR Government Income of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held in July, 2006. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #10259-1205SUP